Exhibit 99.2
Opiant Pharmaceuticals Announces CFIUS Approval for Proposed Acquisition by Indivior PLC

•CFIUS clearance represents the final required regulatory approval to complete the proposed merger

•Completion remains subject to the approval of Opiant stockholders; a special stockholder meeting to approve the acquisition will be held on March 1, 2023

•Indivior and Opiant continue to anticipate completing the proposed merger in the first quarter of 2023.

SANTA MONICA, Calif., February 7, 2023 – Opiant Pharmaceuticals Inc. (NASDAQ: OPNT) announced today that the Committee on Foreign Investment in the United States (“CFIUS”) approved the previously announced Merger Agreement (the “Agreement”) for Opiant to be acquired by Indivior PLC (LSE: INDV).

Following the expiration of the waiting period under the U.S. Hart-Scott-Rodino Act of 1976, as amended (HSR Act), which Opiant previously announced, on February 6, 2023, the parties received written notice from CFIUS that it had determined that there were no unresolved national security concerns regarding the transaction and that it had concluded action under Section 721 of the Defense Production Act of 1950, as amended, thereby clearing the transaction contemplated by the Agreement. Additionally, the Competition and Markets Authority in the United Kingdom has elected to take no action with regard to the proposed merger.

The proposed merger remains subject to approval by Opiant stockholders. A special meeting of Opiant’s stockholders to approve the Agreement will be held on March 1, 2023. Indivior and Opiant continue to anticipate completing the Agreement in the first quarter of 2023.

Reminder to Opiant Stockholders

Stockholders are reminded:

•Opiant has filed a definitive proxy statement with the Securities and Exchange Commission (SEC) and established January 4, 2023, as the record date for voting in connection with the Agreement. The proxy statement is available at www.sec.gov.
•Under the terms of the Agreement, Indivior will acquire all the outstanding shares of Opiant for upfront consideration of $20.00 per share in cash at closing, plus contingent value rights (CVRs) representing potential additional payments of up to $8.00 per share.
•A special meeting of Opiant’s stockholders to approve the acquisition will be held on March 1, 2023, at 9:00 AM, Pacific Time, and can be accessed by visiting http://web.lumiagm.com/254970090. The meeting will be held in a virtual format only and will be accessible through the Internet in order to permit our stockholders to participate from any geographic location with Internet connectivity.
•All stockholders of Opiant are strongly encouraged to read the definitive proxy statement carefully and in its entirety before voting, and to vote as soon as possible in advance of the special meeting.
•The Opiant Board of Directors unanimously recommends that stockholders vote “FOR” the approval and adoption of the Agreement and the approval of the acquisition.

Exhibit 99.2
For More Information and How to Vote Shares to the Offer

Stockholders who hold Opiant Shares through a broker or intermediary should promptly contact their broker directly and provide their instructions to vote their shares.

Opiant has engaged D.F. King & Co., Inc (D.F. King) as its proxy solicitor in connection with the voting of shares and the special meeting. Stockholders who need additional copies of proxy materials, to obtain proxy cards or have questions regarding the proposal to be presented at the special meeting are encouraged to reach out to D.F. King by calling 212-269-5550. To obtain timely delivery of documents, stockholders must request voting-related materials no later than February 22, 2023.

About Opiant Pharmaceuticals, Inc.

Opiant Pharmaceuticals, Inc., is building a leading franchise of new medicines to combat addictions and drug overdose. For more information visit: www.opiant.com.
Additional Information About the Acquisition and Where to Find It
This communication is being made in respect of the proposed merger involving Opiant Pharmaceuticals, Inc. (“Opiant”), Indivior Inc. (“Indivior”) and Olive Acquisition Subsidiary. A meeting of the stockholders of Opiant will be held on March 1, 2023 to seek stockholder approval in connection with the proposed merger. In connection with the proposed merger, Opiant filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement and other relevant documents seeking the approval from stockholders of Opiant for the respective transaction-related proposals. Beginning on January 6, 2023, Opiant mailed the Definitive Proxy Statement to the stockholders of Opiant. INVESTORS AND STOCKHOLDERS OF OPIANT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OPIANT AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Opiant with the SEC at the SEC’s website at www.sec.gov.
Participants in the Solicitation
Opiant and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Opiant’s stockholders in connection with the proposed merger is set forth in Opiant’s definitive proxy statement for its stockholder meeting at which the proposed merger will be submitted for approval by Opiant’s stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. You may also find additional information about Opiant’s directors and executive officers in Opiant’s Definitive Proxy Statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 18, 2022 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities, Act of 1993, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue”, negatives thereof or similar expressions. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future and are not guarantees. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievement to be materially different from the results of operations or plans expressed or implied by such forward-looking statements.
Opiant cannot predict all of the risks and uncertainties. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that Opiant’s objectives and plans will be achieved and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. These forward-looking statements are found at various places throughout this document and include information concerning possible or assumed future results of Opiant’s operations, the achievement and value of contingent value rights in connection with the proposed merger; business strategies; future cash flows; financing plans; plans and objectives of management, any other statements regarding future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts. Actual results and outcomes may differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the proposed merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring Opiant to pay a termination fee; (3) the risk that the proposed merger disrupts Opiant’s current business and financing plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed merger on Opiant’s ability to retain and hire key personnel and maintain relationships with its suppliers and others with whom it does business; (5) the effect of the announcement of the proposed merger on Opiant’s operating results and business generally; (6) the amount of costs, fees and expenses related to the proposed merger; (7) the risk that Opiant’s stock price may decline significantly if the proposed merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed merger and instituted against Opiant and others; (9) other factors that could affect Opiant’s business such as, without limitation, our ability to obtain and maintain regulatory approvals for our products; results of clinical studies; technological breakthroughs in reversing opioid overdoses and treating patients; and delays or unplanned expenditures in product development, clinical testing or manufacturing; and (10) other risks to consummation of the proposed merger, including the risk that the proposed merger will not be consummated within the expected time period or at all.
In addition, please refer to the documents that Opiant files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Opiant’s operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Except as required by law, Opiant is not under any duty to update any of the information in this document.

For Media and Investor Inquiries:
Ben Atkins, Opiant
(310) 598-5410
batkins@opiant.com